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                                   EXHIBIT 4
             INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA
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                          VALLEY NATIONAL CORPORATION


                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS



                    10,000,000 SHARES PAR VALUE $.001 EACH
                             CLASS A COMMON STOCK


This is to Certify that ________________________________________ is the owner of


________________________________________________________________________________
        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF
                          VALLEY NATIONAL CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated



        Secretary                                         President

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tennants with
              right of survivorship and                              under Uniform Gifts to Minors
              not as tenants in common
                                                           Act____________________________________________________
                                                                                  (State)

                              Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

__________________________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________      19____

In presence of                   _________________________________________________________________________________

____________________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


This security has not been registered with the Securities and Exchange Commission or any other federal or state regulatory agency.
This security may not be offered for sale, sold, transferred, assigned, pledged, or otherwise hypothecated in the absence of an effective registration statement with respect to the security under any applicable federal or state securities law or an opinion of counsel that the proposed transaction is exempt under the applicable federal and state securities laws or is otherwise in compliance with such laws.
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